                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 18, 1998



                        Hutchinson Technology Incorporated
              --------------------------------------------------------
               (Exact name of registrant as specified in its charter)


          Minnesota                   0-14709             41-0901840
-------------------------------   ----------------    -------------------
(State or other jurisdiction of   (Commission File     (I.R.S. Employer
 incorporation or organization)        Number)         Identification No.)


     40 West Highland Park
     Hutchinson, Minnesota             55350             (320) 587-3797
-------------------------------    ------------    -----------------------------
(Address of principal executive     (Zip Code)       (Registrant's telephone
          offices)                                  number, including area code)

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1      Press release relating to private offering of notes.









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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 18, 1998

                              HUTCHINSON TECHNOLOGY INCORPORATED
                                Registrant


                              By  /s/ John A. Ingleman
                                  ------------------------------------------
                                  Its Chief Financial Officer









                                      -3-
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                               INDEX TO EXHIBITS

Exhibit   Description                                            Method of Filing
-------   -----------                                            ----------------
99.1      Press release relating to private offering of notes    Electronic Transmission